CERTIFICATE OF TRUST
                                       OF
                          ENTERPRISE CAPITAL TRUST I

                  THIS CERTIFICATE OF TRUST of Enterprise Capital Trust I (the "Trust"), dated as of December 22, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801, et seq.).

                           (i)      Name.  The name of the business trust being
formed hereby is Enterprise Capital Trust I.

                           (ii)     Delaware Trustee.  The name and business
address of the trustee of the Trust in the State of Delaware are First Union Bank of Delaware, One Rodney Square, 920 King Street, Wilmington, DE 19801; attn: Corporate Trust Department.

                           (iii) Counterparts. This Certificate of Trust
may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

                           (iv)     Effective Date.  This Certificate of Trust
shall be effective as of its filing.

                  IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                              FIRST UNION NATIONAL BANK, as
                                              Trustee


                                              By: /s/ Frank Gallagher
                                                 -----------------------
                                              Name: Frank Gallagher
                                              Title: Vice President


                                              FIRST UNION BANK OF DELAWARE, as
                                              Trustee


                                              By: /s/ Frank Gallagher
                                                 -----------------------
                                              Name: Frank Gallagher
                                              Title: Vice President

                                              /s/ Fred F. Saunders
                                              ---------------------------
                                              Fred F. Saunders, as Trustee